Exhibit 10.4

NLIGHT, INC.

2001 STOCK OPTION PLAN

PRC STOCK OPTION AGREEMENT

nLIGHT, Inc. (the “Company”) hereby grants you, [NAME OF SERVICE PROVIDER] (the “Optionee”), an option (the “Option”) under the Company’s 2001 Stock Option Plan (the “Plan”) to purchase Common Stock (“Shares”) of the Company.  Subject to the provisions of the Plan and the Option Agreement attached hereto as Exhibit A, the principal features of the Option are as follows:

Grant Number
Date of Grant
Vesting Commencement Date
Exercise Price per Share	$
Number of Optioned Shares
Type of Option:	☐ Incentive Stock Option (to the extent permitted by applicable law)
☐ Nonstatutory Stock Option
Expiration Date:

Vesting Schedule

Subject to your continued status as a Service Provider (as defined in the Plan) through each of the applicable vesting dates and to the extent permitted by applicable law, the Option shall become exercisable, in whole or in part, in accordance with the terms of the Plan, the Option Agreement (attached hereto as Exhibit A) and the following schedule:

Vesting Date	Shares Exercisable
Second anniversary of the Vesting Commencement Date	25% of the Optioned Stock
Third anniversary of the Vesting Commencement Date	An additional 25% of the Optioned Stock
Fourth anniversary of the Vesting Commencement Date	An additional 25% of the Optioned Stock
Fifth anniversary of the Vesting Commencement Date	An additional 25% of the Optioned Stock

Escrow Provisions:

Your Option shall be held by the Company under the Escrow Provisions (attached hereto as Exhibit B).

Option Termination:

Event Triggering Option Termination	Maximum Time to Exercise After Triggering Event*
Termination of Service (except as provided below)	3 months
Termination of Service due to Disability	12 months
Termination of Service due to death	12 months

Additionally, this Option may be subject to earlier termination as provided in Section 12(c) of the Plan.

*However, in no event may the Option be exercised after the Expiration Date.  It is your responsibility to exercise the Option, if you so desire, before it expires or terminates.

Forfeiture of Option:

Notwithstanding the foregoing paragraph or anything to the contrary herein and subject to applicable laws, if at any time during the term of this Option the Optionee is in violation of the Company’s Employment, Confidential Information, Invention Assignment, Non-Competition and Arbitration Agreement, or any equivalent agreement, then this Option shall terminate and be forfeited effective as of the date Optionee engages in such violation unless terminated and forfeited sooner by operation of another provision of this Option Agreement or the Plan.

Your signature below indicates your agreement, understanding, and acceptance that the Option is subject to all of the terms and conditions contained in Exhibit A, the Plan, and the Escrow Provisions (Exhibit B).  Please be sure to read all of Exhibits A and B, which contain the specific terms and conditions of the Option.  This Option Agreement does not represent a securities interest in the Company, and such interest shall accrue only upon the exercise of the Option in accordance with its terms.

EXHIBIT A

OPTION AGREEMENT

1.              Grant of Option.  The Administrator hereby grants to the Optionee under the Plan the right to purchase the number of Shares set forth on the first page of this Option Agreement (the “Grant Notice”), at the Exercise Price per Share set forth in the Grant Notice, and subject to all of the terms and conditions in this Option Agreement and the Plan, a copy of which the Optionee acknowledges having received.  Unless otherwise defined herein, the capitalized terms in this Option Agreement shall have the meanings ascribed to those terms in the Plan.  In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail unless otherwise indicated.

The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time the Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan or any other plan of the Company) shall not exceed US$100,000.  If the Option is designated in the Grant Notice as an Incentive Stock Option, all or a portion of the Option may nonetheless be treated as a Nonstatutory Stock Option in accordance with Section 6(a) of the Plan.

The Option, and any Shares or cash acquired pursuant hereto, shall be held by the Company under the Escrow Provisions (attached hereto as Exhibit B).

2.              Exercise of Option.

(a)                                 Right to Exercise.  If permitted by applicable law, the Option shall be exercisable during its term cumulatively according to the Vesting Schedule set out in the Grant Notice and with the applicable provisions of the Plan.  Notwithstanding the foregoing, the Option shall not be exercised for a fraction of a Share.

(b)                                 Method of Exercise.  The Optionee may instruct the Company to exercise the Option, to the extent then vested, on his or her behalf by delivery of a written exercise notice in the form attached hereto as Exhibit C (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company.  The Exercise Notice shall be signed by the Optionee (or by the Optionee’s beneficiary or other person entitled to exercise the Option in the event of the Optionee’s death under the Plan) and shall be delivered in person or by certified mail to the Secretary of the Company.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares exercised.  The Option shall be deemed to be exercised as of the date (the “Exercise Date”) (i) the Company receives (as determined by the Administrator in its sole, but reasonable, discretion) the fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price and (ii) all other applicable terms and conditions of the Option Agreement are satisfied.

(c)                                  Compliance Restrictions on Exercise.  No Shares shall be issued pursuant to the exercise of an Option unless the issuance and exercise, including the form of consideration used to pay the Exercise Price, comply with Applicable Laws.

3.              Optionee’s Representations.  In the event the Shares have not been registered under the Securities Act on the Exercise Date, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit D, as well as any other representations necessary or appropriate, in the judgment of the Administrator, to comply with Applicable Laws.

4.              Lockup Agreement.  The Optionee hereby agrees that the Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by the Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act.

The Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, the Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.  The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.  The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.  The Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section.

5.              Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following forms of consideration, or a combination thereof, at the election of the Optionee:

(a)                                 If permitted by applicable law, and if the Optionee has funds held outside of the People’s Republic of China, with such funds in the form of cash or check;

(b)                                 at the discretion of the Administrator and if the Shares are publicly traded, consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

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(c)                                  such other method or manner of payment as the Administrator may approve.

6.              Non-Transferability of Option.  The Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) in any manner otherwise than by will or by the laws of descent or distribution, shall not be subject to sale under execution, attachment, levy or similar process and may be exercised during the lifetime of the Optionee only by the Optionee.  The terms of the Plan and the Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

7.              Term of Option.  The Option shall in any event expire on the expiration date set forth in the Grant Notice, and may be exercised prior to the expiration date only in accordance with the Plan and the terms of this Option Agreement.

8.              Tax Obligations.

(a)                                 Withholding Taxes.  The Optionee shall make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Optionee) for the satisfaction of all U.S. Federal, state, local and non-U.S. income and employment tax withholding requirements applicable to the Option exercise.  The Optionee hereby acknowledges, understands and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if the withholding amounts are not delivered at the time of exercise.

(b)                                 Notice of Disqualifying Disposition of Shares.  If the Option granted to the Optionee herein is designated as an Incentive Stock Option, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two years after the Date of Grant and (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition.  The Optionee hereby acknowledges and agrees that the Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee in connection with the exercise of the Option.

9.              Adjustment of Shares.  In the event of any transaction described in Section 12 of the Plan, the terms of the Option (including, without limitation, the number and kind of the Optioned Shares and the Exercise Price) may be adjusted as set forth in Section 12 of the Plan.  This Option Agreement shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any part of its business or assets.

10.       Legality of Initial Issuance.  No Shares shall be issued upon the exercise of the Option unless and until the Company has determined that: (i) the Company and the Optionee have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares are listed have been satisfied; and (iii) all other applicable provisions of state or U.S. federal law or other Applicable Laws have been satisfied.

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11.       No Registration Rights.  The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other Applicable Laws.  The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Option Agreement to comply with any law.

12.       Securities Law Restrictions.  Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other Applicable Laws.

13.       General Provisions.

(a)         Notice.  Any notice required by the terms of this Option Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid.  Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

(b)         Successors and Assigns.  Except as provided herein to the contrary, this Option Agreement shall be binding upon and inure to the benefit of the parties to this Option Agreement, their respective successors and permitted assigns.

(c)          No Assignment.  Except as otherwise provided in this Option Agreement, the Optionee shall not assign any of his or her rights under this Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion.  The Company shall be permitted to assign its rights or obligations under this Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Option Agreement.

(d)         Severability.  The validity, legality or enforceability of the remainder of this Option Agreement shall not be affected even if one or more of the provisions of this Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(e)          Administration.  Any determination by the Administrator in connection with any question or issue arising under the Plan or this Option Agreement shall be final, conclusive, and binding on the Optionee, the Company, and all other persons.

(f)           Headings.  The section headings in this Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Option Agreement or of any particular section.

(g)          Counterparts.  This Option Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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(h)         Entire Option Agreement; Governing Law.  The provisions of the Plan are incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee.  This Option Agreement is governed by the laws of the State of Washington applicable to contracts executed in and to be performed in that state.

14.       No Guarantee of Continued Service.  THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER).  THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE OPTION GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

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EXHIBIT B

NLIGHT, INC.
2001 STOCK OPTION PLAN

ESCROW PROVISIONS

1.              Option.  As set forth in the Share Option Agreement, to which these Escrow Provisions (the “Escrow Provisions”) are attached, you have been granted an Option under the Plan.  The Option will be held by the Company under these Escrow Provisions in an account in your name.

2.              Legal and Equitable Title.  Legal and equitable title to the Option and any cash or securities acquired pursuant to the Option, will remain with you at all times, notwithstanding that such items may be held by the Company pursuant to these Escrow Provisions.

3.              Exercise of Option.  You may instruct the Company to exercise the Option on your behalf at such time or times as permitted by the Share Option Agreement and the Plan.

4.              Proceeds of Exercise.  Shares acquired upon exercise of your Option will be retained in Escrow under these Escrow Provisions.  You may elect to keep any proceeds from the sale of such Shares (any such sale to be performed by the Company under your direction) in your account under these Escrow Provisions or to have them distributed to you in RMB.  If you elect to have the proceeds distributed to you in RMB, the Company will use its reasonable efforts to effect such distribution within 10 business days of the sale, pursuant to such channels as the Company reasonably determines appropriate.

5.              Powers of Company.  The Company may take any and all actions, and is hereby granted such powers and discretion, as may appear necessary or proper to comply with the applicable laws of any jurisdictions and to effectuate and carry out the terms and purposes of Escrow under these Escrow Provisions, including, but not limited to, the power to exercise the Option and hold or dispose of the proceeds of such exercise in accordance with the terms of these Escrow Provisions.

6.              Limitation of Liability.  The Company is not liable for any damage caused by the exercise of its discretion as authorized by these Escrow Provisions for any reason, except gross negligence or willful misconduct.  The Company is not liable for honest mistakes of judgment or for losses or liabilities due to honest mistakes of judgment.

7.              Costs and Expenses of this Escrow.  All costs and expenses of these Escrow Provisions will be borne by the Company.

8.              Governing Law.  The Escrow under these Escrow Provisions will be administered in the State of Washington, and its validity, construction and all rights hereunder, are governed by the laws of the State of Washington.

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EXHIBIT C

NLIGHT, INC.

2001 STOCK OPTION PLAN

EXERCISE NOTICE

nLIGHT, Inc.
5408 NE 88th Street

Building E

Vancouver, Washington 98665

Attention:  Secretary

1.                                      Exercise of Option.  Effective as of today,              ,      , the undersigned (the “Optionee”) hereby elects to exercise the Optionee’s option to purchase           Ordinary Shares (the “Shares”) of nLIGHT, Inc. (the “Company”), under and pursuant to the 2001 Stock Option Plan (the “Plan”) and the Share Option Agreement dated             ,      (the “Option Agreement”).  Unless otherwise defined herein, the capitalized terms in this notice of exercise (the “Exercise Notice”) shall have the meanings ascribed to those terms in the Plan.

2.              Delivery of Payment.  The Optionee herewith delivers to the Company the full Exercise Price of the Shares with respect to which the Optionee is exercising the Option, and any and all withholding taxes due in connection with the exercise of the Option.

3.              Representations of the Optionee.  The Optionee hereby acknowledges that the Optionee has received and read, and understands the Plan and the Option Agreement, and agrees to abide by and be bound by their terms and conditions.

4.              Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares, notwithstanding the exercise of the Option.  The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5.              Right of First Refusal.  Before any Shares held by the Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a)                                 Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)                                 Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)                                  Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)                                 Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)                                  Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)                                   Exception for Certain Family Transfers.  Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g)                                  Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6.              Tax Consultation.  The Optionee hereby acknowledges that he or she understands that the Optionee may suffer adverse tax consequences as a result of the Optionee’s purchase or disposition of the Shares.  The Optionee hereby represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Company for any tax advice.

7.              Restrictions on Transfer.

(a)                                 Legends.  The Optionee hereby acknowledges that the Optionee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or U.S. federal securities laws or other Applicable Laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)                                 Stop-Transfer Notices.  The Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Rights of the Company.  The Company shall not (i) record on its books the transfer of any Shares that have been sold or transferred in contravention of this Exercise Notice or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Exercise Notice.  Any Transfer of Shares not made in conformance with this Exercise Notice shall be null and void and shall not be recognized by the Company.

(d)                                 Removal of Legends.  If, in the opinion of the Company and its counsel, any legend placed on a certificate of shares representing Shares sold under this Exercise Notice is no longer required, the holder of the certificate shall be entitled to exchange the certificate for a certificate representing the same number of Shares but without such legend.

(e)                                  Purchase Entirely for Own Account.  If the Shares have not been registered under the Securities Act as of the Exercise Date, the Optionee hereby acknowledges and agrees that the Optionee is purchasing the Shares as an investment for the Optionee’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Optionee has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Optionee does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

(f)                                   Reliance Upon Optionee’s Representations.  The Optionee understands that the Shares are not registered under the Securities Act on the ground that the issuance of Shares hereunder is exempt from registration under the Securities Act, and that the Company’s reliance on such exemption is predicated on the Optionee’s representations set forth herein.

(g)                                  Restricted Securities.  The Optionee understands that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act, the Shares must be held indefinitely.  In particular, the Optionee is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.  Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.  The Optionee understands that such information is not now available and the Company has no present plans to make such information available.

8.              Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

9.              Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.       Governing Law; Severability.  This Exercise Notice is governed by the laws of the State of Washington applicable to contracts executed in and to be performed in that state.

11.       Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, the Option Agreement, the Escrow Provisions, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Exercise Notice is deemed made as of the date first set forth above.

Submitted by:	Accepted by:

OPTIONEE	NLIGHT, INC.

Signature	By

Print Name	Title

Address:

Date Received

SIGNATURE PAGE TO EXERCISE NOTICE

EXHIBIT D

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	NLIGHT, INC.

SECURITIES:	COMMON STOCK

AMOUNT:	SHARES

DATE:

In connection with the purchase of the above-listed Securities, the Optionee represents to the Company the following:

(a)         The Optionee hereby acknowledges that the Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  The Optionee is acquiring these Securities for investment for the Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)         The Optionee hereby acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee’s investment intent as expressed herein.  In this connection, the Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.  The Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  The Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  The Optionee understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and with any other legend required under applicable state securities laws.

(c)          The Optionee hereby acknowledges that the Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the option to the Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the

Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as this term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)         The Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  The Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of the Optionee:

Date:

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